SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.
--------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On May 10, 2013, the Company mailed the following letter to its stockholders:

May 10, 2013

Dear Fellow Shareholder:

Our Annual Meeting of Stockholders on May 23, 2013 is fast approaching, and we wanted to make one last appeal for your vote in support of the Board of Director’s highly qualified nominees for director—Michael P. Feeney, William D. Schack and Steven D. Garrels, all current independent members of the Board. Your vote on the enclosed WHITE proxy card is important.   We encourage you to vote the enclosed WHITE proxy card FOR our nominees so that we can continue executing our strategic plan to deliver long-term value for all our shareholders.  If you have previously voted the WHITE proxy card for our nominees, we thank you for your support.

As previously reported, our business strategy to improve profitability is working.  In 2012, the Company reported net income of $888,000, or $1.20 per share, a substantial improvement over results for 2011.  The improvement in net income was the result of our substantial efforts to improve asset quality, diversify the Company’s balance sheet and control expenses.  In addition, in 2012, the Company’s stock price increased substantially as well, up 80.7% versus a 17.5% gain for the SNL Thrift Index.  The Company also paid its first dividend of $0.10 per share in February 2013.  Your Board and management team are building on Harvard Illinois Bancorp’s many strengths and executing well on a strategic plan to deliver long-term value to you.

VOTE THE WHITE PROXY CARD TODAY FOR THE COMPANY’S NOMINEES.

Thank you again for your continued support.

Sincerely,

Duffield J. Seyller III
President and Chief Executive Officer

Your Vote Is Important, No Matter How Many Shares You Own.

If you have questions about how to vote your shares on the WHITE proxy card, or need additional assistance, please contact the firm
assisting us in the solicitation of proxies:

Phoenix Advisory Partners, LLC
110 Wall Street, 27th Floor
New York, New York 10005

For shareholder questions: 877-478-5038.
For banks and brokers: 212-493-3910.

We urge you NOT to sign any green proxy card sent to you by the Stilwell Group.  If you have already done so, you have the legal right to change your vote by using the enclosed WHITE proxy card, as only the latest-dated proxy card counts.

Important Information

This material may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its shareholders to read the Proxy Statement and any and all supplements and amendments thereto because they contain important information.  Shareholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov.  The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at 58 North Ayer Street, Harvard, Illinois 60033.

Certain Information Concerning Participants

The Company, its directors and its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the Annual Meeting.  Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement related to its 2013 Annual Meeting of Stockholders, filed with the SEC on April 5, 2013.

Forward-Looking Statements

This letter and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking statements” that deal with future results, expectations, plans and performance.  These forward-looking statements might include one or more of the following:  projections of our operating results and financial condition; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and use and descriptions of assumptions and estimates underlying or relating to such matters.  Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts.  They often include words such as “look-forward,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions.  These include, but are not limited to the following: possible legislative changes and adverse economic, business and competitive conditions and developments; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; the ability or inability of the Company to manage interest rate and other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings.  Forward-looking statements speak only as of the date they are made.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct.  Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.

REVOCABLE PROXY

HARVARD ILLINOIS BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

MAY 23, 2013

The undersigned hereby appoints the full Board of Directors, other than the nominees for election, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Harvard Illinois Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Harvard Police Station, 201 West Front St., 2nd Floor, Harvard, Illinois, at 8:00 a.m. Illinois Time on May 23, 2013.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election of Michael P. Feeney, William D. Schack and Steven D. Garrels, each to serve for a three-year term.	☐	☐	☐
INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below.
		FOR	AGAINST	ABSTAIN

2.	The advisory (non-binding) approval of the Company’s executive compensation as described in the Proxy Statement (“say on pay”).	☐	☐	☐
		ONE YEAR	TWO YEAR	THREE YEAR	ABSTAIN
3.	The advisory (non-binding) approval of the frequency that stockholders will vote on the Company’s executive compensation (“say on frequency”).	☐	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	The ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of Proposal 1, Proposal 2 and Proposal 4 and “FOR” the one-year option with respect to Proposal 3.

THIS WHITE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS WHITE PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 4 ABOVE AND FOR THE ONE YEAR OPTION WITH RESPECT TO PROPOSAL 3 ABOVE.   IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE WHITE PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

THIS WHITE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Harvard Illinois Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This WHITE proxy may also be revoked by sending written notice to the Secretary of Harvard Illinois Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from Harvard Illinois Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting, a proxy statement dated April 5, 2013, and the 2012 Annual Report to Stockholders on Form 10-K.

Dated:	, 2013	Check Box if You Plan
to Attend Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2013:  HARVARD ILLINOIS BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND HARVARD ILLINOIS BANCORP, INC.’S 2012 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.2VOTEPROXY.COM/HARVARDILLINOIS.

ADMISSION TICKET

PLEASE DETACH BELOW AND BRING WITH YOU IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

VOTE BY INTERNET OR TELEPHONE 24 Hours a Day – 7 Days a Week

Your telephone or internet vote authorizes the named attorneys-in-fact to vote your shares in the same manner as if you marked, signed and returned the WHITE proxy card.  If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy card.  Telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on May 22, 2013.

TELEPHONE		OR		INTERNET	OR	MAIL
www.2voteproxy.com/harvardillinois
1-800-769-6414

•	Use any touch-tone		•	Go to the website and address listed above		• Mark, sign and date the WHITE proxy card
	telephone		•	Have your proxy form in hand		• Detach the WHITE proxy card above
•	Have your proxy form		•	Follow the simple instructions		• Return the WHITE proxy card in the postage-paid
	in hand					envelope provided
•	Follow the simple recorded instructions

CALL TOLL-FREE TO VOTE: 1-800-769-6414
PROXY TABULATOR
THE COLBENT CORPORATION
P.O. BOX 859232
BRAINTREE, MA 02185-9232